Exhibit 10.28

[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This Amendment, dated as of December 5, 2006, is made by and between Heska Corporation, a Delaware corporation (“Heska”), Diamond Animal Health, Inc., an Iowa corporation (“Diamond”) (each of Heska and Diamond may be referred to herein individually as a “Borrower” and collectively as the “Borrowers”), and Wells Fargo Bank, National Association, operating through its Wells Fargo Business Credit operating division (the “Lender”).

Recitals

The Borrowers and the Lender are parties to a Third Amended and Restated Credit and Security Agreement dated as of December 30, 2005 (as the same may be hereafter amended from time to time, the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

The Borrowers have requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.     Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.  In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

“Additional Capital Increase” shall have the meaning set forth in Section 2.22.

“Available Additional Capital” means [***] of the amount, if any, by which Additional Capital exceeds [***].

“Capital Expenditures” for any Borrower for a period means the sum of (a) any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto during such period, which are capitalized on such Borrower’s balance sheet, whether financed or unfinanced, but excluding expenditures to purchase Rental Inventory, plus (b) all expenditures of money to purchase Rental Inventory in excess of the Rental Inventory Cap during the fiscal year in which such period occurs.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Investment Cap” means [***], unless said amount is increased pursuant to Section 2.22, in which event it means the amount to which said amount is increased.

“Rental Inventory Cap” means $1,500,000, unless said amount is increased pursuant to Section 2.22, in which event it means the amount to which said amount is increased.

2.     Inventory Cap. The figure “$4,500,000” in clause (iii) of the definition of “Borrowing Base” is replaced by the figure “$4,750,000.”

3.     Use of Available Additional Capital. Article 2 of the Credit Agreement is hereby amended by inserting therein a new Section 2.22 to read in its entirety as follows:

“Section 2.22 Use of Available Additional Capital.  Pursuant to the procedure set forth in this Section 2.22 and so long as no Default Period then exists, the Borrowers from time to time may increase one or more of the Investment Cap, the Rental Inventory Cap and the Capital Expenditures amounts set forth in Section 7.10 in an aggregate amount equal to Available Additional Capital (the “Additional Capital Increase”).  Before making an Additional Capital Increase:

(a)  the Borrowers shall send to the Lender a written request containing a statement by a responsible officer of the Borrowers setting forth in sufficient detail the amount of Additional Capital raised as of that time and the amounts of Available Additional Capital which the Borrowers requests approval for to allocate to each of the Investment Cap, the Rental Inventory Cap and the Capital Expenditures amounts set forth in Section 7.10; and

(b)  the Lender shall send a written acknowledgement to the Borrowers agreeing to the amount of Available Additional Capital.”

4.     Projections. Sub-section (f) of Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“(f)  on or before April 30 of each year, the projected balance sheets and income statements for each of the subsequent twelve months, each in reasonable detail, representing each Borrower’s good faith projections and certified by such Borrower’s chief financial officer as being the most accurate projections available and identical to the projections used by such Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;”

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.             Financial Covenants.  Sections 6.12, 6.13 and 6.16 of the Credit Agreement are hereby amended to read in their entireties as follows:

“Section 6.12 Minimum Capital. Heska will maintain, on a consolidated basis, as of each date listed below, its Capital at an amount not less than the amount set forth opposite such date (amounts in parentheses denote negative numbers):

Date	Minimum Capital
November 30, 2006	[***]
December 31, 2006	[***]
January 31, 2007	[***]
February 28, 2007	[***]
March 31, 2007	[***]
April 30, 2007	[***]
May 31, 2007	[***]
June 30, 2007	[***]
July 31, 2007 and the last day of each month thereafter	[***]

In addition to the foregoing, if Heska makes a purchase of intellectual property rights by June 30, 2007, as contemplated by Section 7.4(a)(ix), to the extent the purchase is expensed in accordance with GAAP, the Minimum Capital amounts listed above occurring after the date of such purchase shall be adjusted downward on a dollar-for-dollar basis by the amount of such expense, not to exceed the Investment Cap.”

“Section 6.13 Minimum Net Income. Heska will achieve, on a consolidated basis, during each period described below, Net Income in an amount not less than the amount set forth opposite such period (amounts in parentheses denote negative numbers):

Period	Minimum Net Income
Twelve months ending December 31, 2006	[***]
Three months ending March 31, 2007	[***]
Six months ending June 30, 2007	[***]

In addition to the foregoing, if Heska makes a purchase of intellectual property rights by June 30, 2007, as contemplated by Section 7.4(a)(ix), to the extent the purchase is expensed in accordance with GAAP, the Minimum Net Income amounts listed above occurring after the date of such purchase shall be adjusted downward on a dollar-for-dollar basis by the amount of such expense, not to exceed the Investment Cap.”

“Section 6.16 New Covenants. Annually, on or before May 31, the Borrowers and the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14, 7.4(a)(v) and 7.10 for periods after such date. The new covenant levels

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

will be based on (i) the Borrowers’ projections for such periods and (ii) the year to date financial results of Heska, on a consolidated basis, and such new covenant levels shall be no less stringent than the present levels.  An Event of Default shall occur if the new covenants are not agreed to by the above date.”

6.     Investments. Clause (ix) of Section 7.4(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(ix)  unless a Default Period exists or would exist immediately after or as a result of any such purchase or investment, a purchase of intellectual property rights concerning immunodiagnostic technology or an investment in an equity position in a company in the immunodiagnostic industry, not to exceed the Investment Cap, which purchase or investment shall occur on or before June 30, 2007.”

7.     Capital Expenditures. Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 7.10 Capital Expenditures. The Borrowers, together with any Affiliates, will not incur or contract to incur, in the aggregate, Capital Expenditures in the aggregate during the fiscal year-to-date period ending on any date described below in excess of the amount set forth opposite such period:

Period	Maximum Capital Expenditures
November 30, 2006	[***]
December 31, 2006	[***]
January 31, 2007	[***]
February 28, 2007	[***]
March 31, 2007	[***]
April 30, 2007	[***]
May 31, 2007	[***]
June 30, 2007	[***]

In addition to the foregoing, the amounts set forth above shall be adjusted upward on a dollar-for-dollar basis by the amount allocated for such purpose in accordance with Section 2.22.”

8.             Compliance Certificate. Exhibit B to the Credit Agreement is replaced in its entirety by Exhibit A to this Amendment.

9.             No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

10.           Consent to Merger. The Lender hereby consents to the merger of Heska Holdings AG into Heska AG.

11.           Conditions Precedent. This Amendment, including the consent set forth in paragraph 10, shall be effective when the Lender shall have received an executed original hereof, together with the following, each in form and substance acceptable to the Lender in its sole discretion:

(a)   A Certificate of Authority of the Borrowers certifying as to the resolutions of the boards of directors of the Borrowers approving the execution and delivery of this Amendment.

(b)   Such other matters as the Lender may require.

12.   Representations and Warranties. The Borrowers hereby represent and warrant to the Lender as follows:

(a)   The Borrowers have all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with their terms.

(b)   The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

(c)   All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

13.   No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

14.   Release. The Borrowers hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

15.   Costs and Expenses. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

16.   Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HESKA CORPORATION			DIAMOND ANIMAL HEALTH, INC

By	/s/ Jason Napolitano		By	/s/ Jason Napolitano
	Its	Chief Financial Officer		Its	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Tim Ulrich
Tim Ulrich, Vice President

Exhibit A to First Amendment

Compliance Certificate

To:
Wells Fargo Business Credit

Date:	__________________, 200___

Subject:	Heska Corporation
Financial Statements

In accordance with our Third Amended and Restated Credit and Security Agreement dated as of December 30, 2005 (the “Credit Agreement”), attached are the financial statements of Heska Corporation (“Heska”) as of and for ________________, 20___ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All terms used in this certificate have the meanings given in the Credit Agreement.

I certify that, to the best of my knowledge, the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers’ financial condition and the results of its operations as of the date thereof.

Events of Default. (Check one):

☐                                    The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

☐                                    The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

I hereby certify to the Lender as follows:

☐                                    The Reporting Date does not mark the end of one of the Borrowers’ fiscal quarters, hence I am completing all paragraphs below except paragraph 4.

☐                                    The Reporting Date marks the end of one of the Borrowers’ fiscal quarters, hence I am completing all paragraphs below .

Financial Covenants. I further hereby certify as follows:

1.             Accounts Payable.  Pursuant to Section 6.5 of the Credit Agreement, as of the Reporting Date, Past Due Payables on a consolidated basis was $_________________, which ☐ satisfies ☐ does not satisfy the requirement that the Borrowers have no Past Due Payables.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.             Spread. Pursuant to Section 2.7 of the Credit Agreement, as of the Reporting Date, Heska’s prior-fiscal-year Net Income was, on a consolidated basis, $_________________, which determines a base Spread of ______% pursuant to the table below.  Heska ☐ has ☐ has not raised at least [***] in Additional Capital as of the Reporting Date, leading to an ☐ increase ☐ decrease from the base Spread of ______%, so that the applicable Spread is equal to ______%.
Prior Fiscal Year Net Income	Spread
Less than $0	2.75%
Greater than or equal to $0 but less than $2,500,000	1.75%
Greater than or equal to $2,500,000	0.75%

                3.             Minimum Capital. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date, Heska’s Capital was, on a consolidated basis, $_________________, which ☐ satisfies ☐ does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date, as set forth in the table below and adjusted, if applicable, in accordance with Section 6.12:
Date	Minimum Capital
November 30, 2006	[***]
December 31, 2006	[***]
January 1, 2007	[***]
February 28, 2007	[***]
March 31, 2007	[***]
April 30, 2007	[***]
May 31, 2007	[***]
June 30, 2007	[***]
July 31, 2007 and the last day of each month thereafter	[***]

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[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.             Minimum Net Income.  Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, Heska’s Net Income was, on a consolidated basis, $_________________, which ☐ satisfies ☐ does not satisfy the requirement that such amount be no less than $______________ on the Reporting Date, as set forth in the table below and adjusted, if applicable, in accordance with Section 6.13:
Period	Minimum Net Income
Twelve months ending December 31, 2006	[***]
Three months ending March 31, 2007	[***]
Six months ending June 30, 2007	[***]
                5.             Minimum Liquidity.  Pursuant to Section 6.14 of the Credit Agreement, as of the Reporting Date, Heska’s Liquidity was, on a consolidated basis, $_________________, which ☐ satisfies ☐ does not satisfy the requirement that such amount be no less than $1,500,000 on the Reporting Date.
6.             Minimum Individual Book Net Worth.  Pursuant to Section 6.15 of the Credit Agreement, as of the Reporting Date, Heska’s Book Net Worth was $_________________ and Diamond’s Book Net Worth was $_________________, which ☐ satisfies ☐ does not satisfy the requirement that such amounts be no less than zero on the Reporting Date.
7.             Maximum Contributions.  Pursuant to Section 7.4(a)(v) of the Credit Agreement, as of the Reporting Date, Heska’s fiscal year-to-date aggregate contributions to non-Borrower Subsidiaries was $_________________, which ☐ satisfies ☐ does not satisfy the requirement that such amounts be no more than $700,000 during any fiscal year.
8.             Capital Expenditures.  Pursuant to Section 7.10 of the Credit Agreement, for the fiscal year-to-date period ending on the Reporting Date, Heska’s Capital Expenditures were, in the aggregate and on a consolidated basis, $_______________ which ☐ satisfies ☐ does not satisfy the requirement that such amount be not more than $_______________ during the period ending on the Reporting Date, as set forth in the table below and adjusted, if applicable, in accordance with Section 7.10:

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[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Date	Maximum Capital Expenditures
November 30, 2006	[***]
December 31, 2006	[***]
January 1, 2007	[***]
February 28, 2007	[***]
March 31, 2007	[***]
April 30, 2007	[***]
May 31, 2007	[***]
June 30, 2007	[***]

Attached hereto are all relevant facts in reasonable detail to evidence the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

HESKA CORPORATION

By
Its

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